UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 8, 2021, Henry Schein, Inc. (the “Company”) announced that Barry J. Alperin intends to retire from the board of directors of the Company (the “Board”) at the end of his current term and not stand for re-election to the Board at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Under the Company’s director resignation policy, directors are expected to retire from the Board at the end of the term during which they reach the age of 80. Mr. Alperin will continue to serve as a director and as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board until the completion of the Annual Meeting.

(d) On December 7, 2021, upon the recommendation of the Nominating and Governance Committee, the Board appointed Scott Serota as a director of the Company, effective immediately. The Board has also appointed Mr. Serota as a member of the Board’s Strategic Advisory Committee.

Mr. Serota was the President and Chief Executive Officer of Blue Cross Blue Shield Association, a national federation of 35 independent, community-based, and locally operated Blue Cross Blue Shield companies, until stepping down in January of 2021, a position he had held since 2000.

On December 8, 2021, the Company issued a press release announcing the appointment of Mr. Serota to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated December 8, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: December 8, 2021	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel